UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2011

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 7.01 – Regulation FD Disclosure.

On March 28, 2011, we issued a press release updating certain operational items regarding our business as of March 28, 2011.  A copy the press release is attached hereto as Exhibit 99.1.

Our management will present at the Howard Weil 39th Annual Energy Conference in New Orleans, Louisiana on Tuesday, March 29, 2011, at 11:35 am Central Time.  A copy of our presentation is attached hereto as Exhibit 99.2.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 28, 2011
99.2	Company presentation for the Howard Weil 39th Annual Energy Conference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2011	NORTHERN OIL AND GAS, INC.

	By	/s/ Michael L. Reger
Michael L. Reger, Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Title of Document	Method of Filing
99.1	Press Release dated March 28, 2011	Filed Electronically
99.2	Company presentation for the Howard Weil 39th Annual Energy Conference	Filed Electronically

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